UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

Aerojet Rocketdyne Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Sepulveda Blvd., Suite 500, El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 252-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Aerojet Rocketdyne Holdings, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) on May 8, 2018 virtually, conducted via a live webcast. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of eight directors to the Company’s Board of Directors to serve until the 2019 annual meeting of stockholders. The nominees for election were Thomas A. Corcoran, Eileen P. Drake, James R. Henderson, Warren G. Lichtenstein, Lance W. Lord, Merrill A. McPeak, James H. Perry and Martin Turchin;

2.	An advisory vote to approve a resolution approving executive compensation;

3.	The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending December 31, 2018; and

4.	Approval of the 2018 Equity and Performance Incentive Plan.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 70,981,099 shares of the 75,558,306 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Ms. Drake and Messrs. Corcoran, Henderson, Lichtenstein, Lord, McPeak, Perry and Turchin as directors of the Company to serve until the 2019 annual meeting of stockholders, and until his or her successor is elected and qualified, was approved as follows:

	For	Withheld	Broker Non-Votes
Thomas A. Corcoran	66,227,369	814,010	3,939,720
Eileen P. Drake	66,515,562	525,817	3,939,720
James R. Henderson	64,604,072	2,437,307	3,939,720
Warren G. Lichtenstein	63,422,382	3,618,997	3,939,720
Lance W. Lord	66,760,529	280,850	3,939,720
Merrill A. McPeak	65,869,743	1,171,636	3,939,720
James H. Perry	66,528,249	513,130	3,939,720
Martin Turchin	66,103,360	938,019	3,939,720

2.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
65,770,584	937,288	333,507	3,939,720

3.	The stockholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
69,186,719	1,732,839	61,541	0

4.	The stockholders approved the 2018 Equity and Performance Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
64,634,482	2,212,143	194,754	3,939,720

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROJET ROCKETDYNE HOLDINGS, INC.

Date: May 11, 2018	By:	/s/ Arjun L. Kampani
Name: Arjun L. Kampani Title: Vice President, General Counsel and Secretary